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                                 [LOGO] TRACTOR
                                        SUPPLY CO

                                 FIRST AMENDMENT

                                     TO THE

          TRACTOR SUPPLY COMPANY SECOND RESTATED 401(K) RETIREMENT PLAN


        WHEREAS, Tractor Supply Company ("Employer") adopted the Tractor Supply Company Second Restated 401(k) Retirement Plan ("Plan") on February 27, 2002, to amend and restate the Plan (1) to comply with the General Agreement on Tariffs and Trade, the Uniform Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, effective as of January 1, 1997, except as otherwise indicated therein; and (2) to comply with certain provisions in the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), as a good faith compliance with the requirements of EGTRRA, effective as of January 1, 2002, except as otherwise indicated therein; and

        WHEREAS, the Employer desires to adopt an amendment (1) to change the Plan's name from "Tractor Supply Company Second Restated 401(k) Retirement Plan" to "Tractor Supply Company 401(k) Retirement Savings Plan"; and (2) to comply with final and temporary regulations under Section 401(a)(9) of the Internal Revenue Code, relating to required minimum distributions, by adopting the Internal Revenue Service "Model Amendment" under Revenue Procedure 2002-29; and

        WHEREAS, in Section 14.1 of the Plan, the Employer reserved the right to amend the Plan;

        NOW, THEREFORE, the Employer hereby amends the Plan as follows:


                                       I.

        Effective for Plan years beginning on or after January 1, 2003, delete the cover page in its entirety and substitute in lieu thereof the following:

              TRACTOR SUPPLY COMPANY 401(K) RETIREMENT SAVINGS PLAN

                          Amended as of January 1, 2003


                                       II.

        Effective for Plan years beginning on or after January 1, 2003, change the name of the Plan on the Table of Contents and preamble page to read as follows:

              TRACTOR SUPPLY COMPANY 401(K) RETIREMENT SAVINGS PLAN


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                                      III.

        Effective for Plan Years beginning on or after January 1, 2003, delete in its entirety Section 1.53, entitled "Plan," and substitute in lieu thereof the following:

                1.53 PLAN: Tractor Supply Company 401(k) Retirement Savings Plan, as contained herein and as amended from time to time.

                        The Plan is designed to qualify as a profit-sharing plan for purposes of Code section 401(a) and to include a qualified cash or deferred arrangement under Code section 401(k).


                                       IV.

        Effective for required minimum distributions that are made on or after April 17, 2002, add a new Article 13A after Article 13 as follows:

ARTICLE 13A.  MINIMUM REQUIRED DISTRIBUTIONS ON OR AFTER APRIL 17, 2002.

SECTION 1.  GENERAL RULES

        1.1. EFFECTIVE DATE. The provisions of this Article 13A will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after April 17, 2002.

        1.2. COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN EFFECT. The provisions of this article shall apply to required minimum distributions that are made on or after April 17, 2002; therefore, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

        1.3. PRECEDENCE. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

        1.4. REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

        1.5. TEFRA SECTION 242(B)(2) ELECTIONS. Notwithstanding the other provisions of this article, distributions may be made be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.


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SECTION 2. TIME AND MANNER OF DISTRIBUTION.

        2.1. REQUIRED BEGINNING DATE. The participant's entire interest will be distributed, or begin to be distributed, to the participant no later than the participant's required beginning date.

        2.2. DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the participant dies before distributions begin, the participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                (a) If the participant's surviving spouse is the participant's sole designated beneficiary, then, except as provided in Section 6 below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the participant died, or by December 31 of the calendar year in which the participant would have attained age 70 1/2, if later.

                (b) If the participant's surviving spouse is not the participant's sole designated beneficiary, then, except as provided in Section 6 below, distributions to the designed beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the participant died.

                (c) If there is no designated beneficiary as of September 30 of the year following the year of the participant's death, the participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the participant's death.

                (d) If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the participant.

                        For purposes of this section 2.2 and section 4, unless
                        section 2.2(d) applies, distributions are considered to begin on the participant's required beginning date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocable commence to the participant before the participant's required beginning date (or to the participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

        2.3. FORMS OF DISTRIBUTION. Unless the participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this article. If the participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.


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SECTION 3.  REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME.

        3.1. AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                (a) the quotient obtained by dividing the participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's age as of the participant's birthday in the distribution calendar year; or

                (b) if the participant's sole designated beneficiary for the distribution calendar year is the participant's spouse, the quotient obtained by dividing the participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the participant's and spouse's attained ages as of the participant's and spouse's birthdays in the distribution calendar year.

        3.2. LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the participant's date of death.

SECTION 4.  REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH.

        4.1.    DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

                (A) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the longer of the remaining life expectancy of the participant or the remaining life expectancy of the participant's designated beneficiary, determined as follows:

                        (1) The participant's remaining life expectancy is calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

                        (2) If the participant's surviving spouse is the participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                        (3) If the participant's surviving spouse is not the participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is


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                                calculated using the age of the beneficiary in
                                the year following the year of the participant's death, reduced by one for each subsequent year.

                (B) NO DESIGNATED BENEFICIARY. If the participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the participant's remaining life expectancy calculated using the age of the participant in the year of death, reduced by one for each subsequent year.

        4.2.    DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

                (A) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. Except as provided in Section 6 below, if the participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the participant's death is the quotient obtained by dividing the participant's account balance by the remaining life expectancy of the participant's designated beneficiary, determined as provided in section 4.1.

                (B) NO DESIGNATED BENEFICIARY. If the participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the participant's death, distribution of the participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the participant's death

                (C) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the participant dies before the date distributions begin, the participant's surviving spouse is the participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the participant.

SECTION 5.  DEFINITIONS.

        5.1. DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under section 1.6 of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

        5.2. DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the participant's required beginning date. For distributions beginning after the participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the participant's first distribution calendar year will be made on or before the participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.


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        5.3.    LIFE EXPECTANCY. Life expectancy as computed by use of the
Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

        5.4. PARTICIPANT'S ACCOUNT BALANCE. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

        5.5. REQUIRED BEGINNING DATE. The date specified in section 13.5 of the Plan.

SECTION 6.  ELECTIONS REGARDING 5-YEAR RULE.

        6.1. ELECTION TO APPLY 5-YEAR RULE TO DISTRIBUTIONS TO DESIGNATED BENEFICIARIES. If the participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in section 2.2 above, if the participant's entire interest is distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the participant's death. If the participant's surviving spouse is the participant's sole designated beneficiary and the surviving spouse dies after the participant but before distributions to either the participant or the surviving spouse begin, this election will apply as if the surviving spouse were the participant.

        6.2. ELECTION TO ALLOW PARTICIPANTS OR BENEFICIARIES TO ELECT 5-YEAR RULE. Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 above applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 above or by September 30 of the calendar year which contains the fifth anniversary of the participant's (or, if applicable, surviving spouse's) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 above and, if applicable, the elections in section 6.1 above.


                                       V.

        In all other respects, the Tractor Supply Company 401(k) Retirement Savings Plan, as amended through the First Amendment, is in all things ratified and confirmed.


        IN WITNESS WHEREOF, the Employer has adopted and executed this First Amendment on December 22, 2003.

                                             TRACTOR SUPPLY COMPANY, EMPLOYER
ATTEST:

By:  /s/ Kim Vance                           By: /s/ Kimberly Vella
   -----------------------------                --------------------------------
M. Kim Vance, Secretary                      Kimberly D. Vella,
                                             Vice President of Human Resources


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